UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 29, 2006
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                         COACTIVE MARKETING GROUP, INC.
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             (Exact name of registrant as specified in its charter)



         Delaware                     0-20394                    06-1340408
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(State or other jurisdiction        (Commission              (I.R.S. Employer
 of incorporation)                  File Number)          Identification Number)



                 75 Ninth Avenue, New York, New York     10011
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               (Address of principal executive office) (Zip Code)

       Registrant's telephone number, including area code: (516) 622-2800
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       Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

       Effective as of March 31, 2006, CoActive Marketing Group, Inc. (the "Company"), has entered into amendments to its Employment Agreements with each of John P. Benfield, the Company's Chief Executive Officer, and Paul A. Amershadian, an Executive Vice President of the Company. Pursuant to each of the amendments, the terms of the employment agreements for each of Messrs. Benfield and Amershadian will be extended from March 31, 2006 to March 31, 2007, subject to earlier termination by either party upon 30-days prior written notice of termination. The amendments have been filed as Exhibits 10.1 and 10.2 to this Report and are incorporated herein by reference.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

       Effective as of April 1, 2006, pursuant to the terms of his Employment Agreement with the Company dated July 20, 2005, Donald A. Bernard resigned as a director and executive officer of the Company. Under the terms of his Employment Agreement, from April 1, 2006 until March 31, 2009, Mr. Bernard will remain an employee of the Company, will be entitled to an annual salary of $100,000 per annum, and will be required to devote no more than 10 working days per month to the performance of services on behalf of the Company.

Item 9.01.  Financial Statements and Exhibits.

(c)      Exhibits.
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Exhibit 10.1      Fifth Amendment to Employment Agreement, dated as of
                  March 31, 2006, between CoActive Marketing Group, Inc. and John P. Benfield.

Exhibit 10.2      Fifth Amendment to Employment Agreement, dated as of
                  March 31, 2006, between CoActive Marketing Group, Inc. and Paul A. Amershadian.

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

                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 3, 2006

                                              COACTIVE MARKETING GROUP, INC.


                                              By: /s/ ERWIN MEVORAH
                                                  -----------------------------
                                                  Erwin Mevorah,
                                                  Chief Financial Officer

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

                                  EXHIBIT INDEX

No.               Description

Exhibit 10.1 Fifth Amendment to Employment Agreement, dated as of March 31, 2006, between CoActive Marketing Group, Inc. and John P. Benfield.

Exhibit 10.2 Fifth Amendment to Employment Agreement, dated as of March 31, 2006, between CoActive Marketing Group, Inc. and Paul A. Amershadian.

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